Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 18, 2014 to the
Prospectus dated September 27, 2013

This supplement amends the Prospectus of the StoneCastle Treasurer Class shares of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund dated September 27, 2013.

Closing of StoneCastle Treasurer Class Shares

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of M.D. Sass Investor Services, Inc., the investment adviser to the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “Fund”) has approved closing the StoneCastle Treasurer Class shares of the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the StoneCastle Treasurer Class shares of the Fund be closed effective as of the close of business on February 25, 2014.  Effective as of February 14, 2014, StoneCastle Treasurer Class shares will no longer be available for purchase (except through reinvested distributions).

On February 20, 2014, the Fund will convert its StoneCastle Treasurer Class shares into Institutional Class shares of the Fund.  Prior to the conversion, shareholders of StoneCastle Treasurer Class shares may redeem those shares as described in the Fund’s Prospectus.

If StoneCastle Treasurer Class shares are not redeemed prior to the conversion on February 20, 2014, each shareholder owning StoneCastle Treasurer Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their StoneCastle Treasurer Class shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares.  Please see the Fund’s current Prospectus dated September 27, 2013 for more information about the fees and expenses associated with Institutional Class shares.

StoneCastle Treasurer Class shareholders generally will not recognize a taxable gain or loss on the conversion of their StoneCastle Treasurer Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their StoneCastle Treasurer Class shares.  Please note, however, that a redemption of StoneCastle Treasurer Class shares will be a taxable event and a StoneCastle Treasurer Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their StoneCastle Treasurer Class shares that are relevant to their specific situation.

Please retain this supplement with your Prospectus